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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                        Commission file number: 000-26393

                            JUPITERMEDIA CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                          06-1542480
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(State or other jurisdiction                              (I.R.S. Employer
      of incorporation)                                  Identification No.)


23 OLD KINGS HIGHWAY SOUTH
    DARIEN, CONNECTICUT                                         06820
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  (Address of principal                                      (Zip Code)
    executive offices)

                                 (203) 662-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

On November 5, 2003, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.




















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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Jupitermedia Corporation


Date: November 7, 2003                By: /s/ Christopher S. Cardell
                                          -----------------------------
                                          Christopher S. Cardell
                                          President and Chief Operating Officer















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                                  EXHIBIT INDEX


Exhibit No.                              Description
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   99.1       Press release, dated November 5, 2003, of Jupitermedia Corporation